THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE NOTE MAY ONLY BE OFFERED OR SOLD IF REGISTERED UNDER THE APPLICABLE SECURITIES LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


                                     TAG-IT, INC.

                         CONVERTIBLE SECURED PROMISSORY NOTE

                             DATED AS OF AUGUST 23, 1996



    For good and valuable consideration, the receipt and sufficiency of which is acknowledged, the undersigned, Tag-It, Inc., a California corporation (the "Company"), hereby promises to pay to NPM Investments, Inc. ("Holder"), or order, the principal sum of Eight Hundred Seventy Five Thousand Dollars ($875,000), without interest, as provided herein.

    1. Definitions. As used in this Note, the following terms have the following meanings:

         a. The "Company" includes any corporation or entity which succeeds to the obligations of the Company under the Note.

         b. "Holder" means Holder or any person who subsequently becomes the holder of this Note.

         c. "Security Agreement" means that certain Security Agreement dated as of February 5, 1997 entered into between Holder and the Company, as it may be amended from time to time.

    2. TERM, PAYMENTS, INTEREST. No interest shall accrue on the principal amount of this Note. The principal amount of this Note shall be payable to Holder on the fifteenth day following the date of delivery by Holder to the Company of written demand therefor (the "Maturity Date"). This Note may be prepaid in whole or in part at any time without penalty.

    3.   CONVERSION RIGHTS.

         a. Each $1,000 of the principal amount of this Note is convertible, in whole or in part, at the option of the Holder exercised by delivery to the Company of notice of conversion ("Notice of Conversion"), into .131205714,
 .000250857 and .259651428 fully paid and nonassessable shares of Common Stock of the Company, and its two affiliates, Tag-It Printing & Packaging Ltd., a BVI corporation ("Tag-It Hong Kong") and A.G.S. Stationery, Inc., a California corporation ("AGS Stationery"), respectively (subject to equitable adjustment for stock splits, stock dividends and combinations), which price is agreed by the Company to represent the fair market value of the Common Stock of the Company, Tag-It Hong Kong and AGS Stationery as of the date hereof.

         b. If the Note is converted in part only, the Holder shall continue, until the Conversion Expiration Date, to have the right to convert the unconverted portion of the Note into equity securities issued in subsequent Private Placements or as set forth in Section 4 below.

         c. The right of the Holder to convert this Note shall expire, if not previously exercised, on September 30, 1997.

         d. Within 7 days after receipt of a Conversion Notice, the Company shall issue and deliver to the Holder a stock certificate for the appropriate number of shares of Common Stock determined in accordance with the terms hereof.

    4.   ISSUANCE OF SECURITIES ON CONVERSION.

         a. Upon conversion of the Note the Company shall issue to the Holder a certificate or certificates for the number of shares of securities, including fractional shares, if any, to which the Holder is entitled on such conversion; if the Note is converted only in part, the Company shall issue a new note, in the same form as this Note, dated as of a date within 7 days of the date of receipt of the Conversion Notice and in a principal amount equal to the amount (as of the effective date of the conversion) of any unconverted principal amount.

           It shall be a condition to the obligation to deliver securities upon conversion that the Holder has delivered to the Company, in a form reasonably satisfactory to the Company, an agreement to the effect that no disposition shall be made by the Holder of such securities unless and until they have been registered under the Securities Act of 1933 or an exemption from such registration is available. The Company may place on any certificates issued an appropriate legend, in a form reasonably satisfactory to the Company, to the effect that no such disposition may be made until the conditions aforesaid are met.

    5.   EVENTS OF DEFAULT.   If any of the following events occur (referred to
individually herein as an "Event of Default"), the Holder may accelerate the maturity of the Note and declare the entire unpaid principal on this Note immediately due and payable, by notice in writing to the Company:

         a.   Default in the payment of any principal of the Note when due; or

         b. The institution by the Company of proceedings to dissolve or be dissolved or to be adjudicated a bankrupt or insolvent, or the consent by the Company to institution of bankruptcy or insolvency proceedings against it or the filing by the Company of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Act, or any other applicable federal or state law, or the consent by the Company to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission in writing by the Company of its inability to pay its debts generally as they become due or the taking of corporate action by the Company in furtherance of any such action; or

         c. If, within 60 days after the commencement of an action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside; or if, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator or similar official of the Company, or of all or any substantial part of the property of the Company, such appointment shall not have been vacated; or

         d. The Company fails to make when due and payable any payment required to be made by it pursuant to the terms of any contract for borrowed money, or fails duly and punctually to perform or observe any other covenant, condition or agreement contained in any such contract, and the effect of such failure is to cause, or where such failure upon notice or lapse of time would, under the terms of such contract, cause the indebtedness due and owing under such contract to become due prior to its stated or scheduled maturity unless any such failure is cured within the cure period contained in any such contract.

    6. PREPAYMENT. The Company may prepay, in whole or in part, the principal of the Note at any time by giving notice thereof in writing no less than 30 days prior to the date set for such repayment during which period the Holder, at its option, shall be entitled, if permissible pursuant to Section 3 of this Note, to exercise its conversion rights hereunder.

    7. TRANSFERABILITY. The Holder may transfer, sell, assign, or hypothecate this Note at any time to a corporation or other entity of which the Holder is a 50% or more direct or indirect owner.

    8. SECURITY AGREEMENT. The Company's obligations under this Note are secured by the Security Agreement. The provisions of this Note, and the obligations of the Company set forth in this Note, are subject to other terms and provisions set forth in the Security Agreement, all of which terms and provisions are incorporated herein by this reference.

    9. BINDING PROVISIONS. The obligations of the Company hereunder shall be binding upon its successors and assigns.

    10. CHOICE OF LAW. This Note shall be construed under the laws of the State of California without reference to the choice of law principles thereof.

    11. AMENDMENT. This Note may be amended or modified by a written agreement of the Company and the Holder which specifically refers to this Note.

         IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first above written.


                                  TAG-IT, INC., a California
                                  Corporation



                                  By: /s/Colin Dyne
                                      --------------------------------
                                         Colin Dyne, President

                                     EXHIBIT "A"

                                  CONVERSION NOTICE

            (TO BE SIGNED ONLY UPON CONVERSION OF ALL OR PART OF THE NOTE)


TO:  Tag-It, Inc.

The undersigned hereby irrevocably elects (to the extent indicated herein) to exercise the purchase right represented by the Convertible Note granted to the undersigned on August 23, 1996 and to apply the sum of $875,000, due and owing to the undersigned pursuant to the Convertible Note to purchase thereunder 114.805 shares of Common Stock of Tag-It, Inc., a California corporation, .2195 shares of Tag-It Printing & Packaging Ltd., a BVI corporation ("Tag-It BVI"), and 227.195 shares of A.G.S. Stationery, Inc., a California corporation ("AGS"). You are instructed to deliver the shares issuable hereunder as follows:

To The Saloner Family             Tag-It         47.835
Limited Partnership:              Tag-It BVI     0.0915
                                  AGS            94.665

To Mark Dyne:                     Tag-It         33.485
                                  Tag-It BVI     0.064
                                  AGS            66.265

To Kevin Bermeister:              Tag-It         33.485
                                  Tag-It BVI     0.064
                                  AGS            66.265

                                  HOLDER

                                  NPM Investments, Inc.


                                  By:  /s/Anthony Neumann
                                       ----------------------------------
                                  Its:
                                       ----------------------------------
                                  Date:
                                       ----------------------------------
                                          5